SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : December 1, 2003

                           Commission File No. 0-24370


                        SKREEM ENTERTAINMENT CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                            33-0611748
-------------------------------                 ------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                       11637 Orpington, Orlando, FL 32817
             ------------------------------------------------------
                    (Address of principal executive offices)

                                  407-207-0400
                     --------------------------------------
                            (Issuer telephone number)

                          Stanford Capital Corporation
                           10th Floor, Chiyu Bank Bld.
                    No. 78. Des. Voeux Rd., Central Hong Kong
           ----------------------------------------------------------
                             Former Name and Address

Item 1. Changes in Control of the Registrant

As a result of the acquisition of Skreem Entertainment Corporation, control of the Registrant changed to the fomer shareholder of Skreem Entertainment Corporation. The new principal shareholders, their shareholdings and percentages are as follows:

Shareholder                   Shares Owned              Percentage

Martin Consultants, Inc              15,000,000                       57.71%
Jeff Martin.                          7,000,000                       26.93%

Item 2. Acquisitions or Dispositions of Assets

A. On December 1, 2003, the acquisition of Stanford Capital International Ltd. was recinded in exchange for 50,000 per split common shares of the Registrant.

B. On January 30, 2004, the Registrant acquired all of the issued and outstanding shares of Skreem Entertainment Corporation ("Skreem") for 22,000,000 post reverse split common shares. Skreem is in the business of searching for recording talent and promoting and funding such talent.

Item 5.   Other Events.


         On March 16, 2004, the Registrant filed a Certificate of Amendment with the Delaware Secretary of State changing the Company's name to Skreem Entertainment Corporation and reverse splitting the Company's shares on a one
(1) for (5) five basis.

Item 7.  Financial Statements and Exhibits


a)       Financial Statements of the Business Acquired

                        SKREEM ENTERTAINMENT CORPORATION

                          INDEX TO FINANCIAL STATEMENTS


                                                                 Pages

Report of Independent Auditors                                   F-1

Balance Sheets as of December 31, 2003 and 2002                  F-2

Statements of Operations for the years ended
December 31, 2003 and 2002 and the period from
Inception (August 19, 1999) to December 31, 2003                 F-3

Statements of Changes in Shareholders' Deficit
From inception (August 19, 1999) to December 31, 2003            F-4

Statements of Cash Flows for the years ended
December 31, 2003 and 2002 and the period from
Inception (August 19, 1999) to December 31, 2003                 F-5

Notes to Financial Statements                                    F-6

Unaudited Balance Sheet as of March 31, 2004                     F-13

Unaudited Statements of Operations for the three months Ended
March 31, 2004 and 2003 and the period from

Inception (August 19, 1999) to March 31, 2004                    F-14

Unaudited Statements of Cash Flows for the three months
Ended March 31, 2004 and 2003 and the period from

Inception (August 19, 1999) to March 31, 2004                    F-15

Notes to Unaudited Financial Statements                          F-16

Unaudited Proforma Financial Information                         F-17

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Skreem Entertainment Corporation

We have audited the accompanying balance sheets of Skreem Entertainment Corporation (a development stage company) (the "Company"), as of December 31, 2003 and 2002, and the related statements of operations, shareholders' deficit and cash flows for the years then ended and for the period from August 19, 1999 (date of inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Skreem Entertainment Corporation as of December 31, 2003 and 2002, and the results of its operations, and its cash flows for the years then ended and for the period August 19, 1999 (date of inception), through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage and has suffered recurring losses from operations and had a net capital deficit, which raise substantial doubt about its ability to continue as a going concern. Management plans to continue funding the operation through an affiliate owned by the sole shareholder and also plans to sell the Company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Thomas Leger & Co. L.L.P.

Thomas Leger & Co. L.L.P.


June 15, 2004
Houston, Texas

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                     ASSETS

                                                                        2003                2002
                                                                        ----                ----

CURRENT ASSETS
  Cash and cash equivalents                                           $ 14,603             $ 3,170
  Prepaid expenses
                                                                         4,408                   -
                                                                       --------            --------

  Total current assets                                                  19,011               3,170
                                                                       --------            --------

PROPERTY AND EQUIPMENT, net                                              8,168              10,891

DEPOSITS                                                                19,920                   -
                                                                       --------            --------

TOTAL ASSETS                                                          $  47,099           $ 14,061
                                                                       ========            ========


                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued liabilities                            $  20,561        $    9,254
  Accrued interest payable to affiliates                                  6,205           143,493
  Notes payable to affiliates                                           369,000         1,055,600
                                                                      ---------         ----------

   Total current liabilities                                           395,766          1,208,347
                                                                      ----------        ----------


SHAREHOLDERS' DEFICIT
  Preferred stock, par value $0.001, 5,000,000
    shares authorized, no shares issued and outstanding
                                                                             -                  -
  Common stock, par value $0.001, 50,000,000 shares authorized,
  63,000 and 20,000 shares issued and outstanding, respectively
                                                                             63                20
  Paid-in capital                                                     1,581,940                 -
  Deficit accumulated during the development stage                   (1,930,670)       (1,194,306)
                                                                     ----------         ----------

  Total shareholders' deficit                                          (348,667)        (1,194,286)
                                                                     ----------        -----------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                        $     47,099        $    14,061
                                                                     ==========        ===========

The accompanying notes are an integral part of these financial statements

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS

                                                                                    August 19, 1999
                                                                                   (Date of Inception)
                                             For the Years Ended December 31               to
                                             -------------------------------
                                             2003                      2002           Dec. 31, 2003
                                             ----                      ----           -------------


REVENUES                                  $  376                  $    2,550          $    2,926

EXPENSES
  Operating expenses                     (470,331)                  (188,575)           (950,460)
  General and administrative expenses    (103,775)                   (37,962)           (245,096)
  Salaries and benefits                   (91,505)                   (88,155)           (388,504)
  Impairment of loan receivable                 -                          -            (130,000)
                                         ----------                 -----------       ------------

  Loss from operations                   (665,235)                  (312,142)         (1,711,134)

OTHER INCOME (EXPENSE)
  Interest expense                        (71,129)                   (72,448)           (219,536)
                                         -----------                -----------      ------------

NET LOSS                                $(736,364)                $ (384,590)        $ (1,930,670)
                                         ===========                ===========     =============


The accompanying notes are an integral part of these financial statements

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                 STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
          FROM AUGUST 19, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 2003

                                                                                    Paid
                                                        Common Stock                 In               Retained
                                                 Shares           Amount           Capital             Deficit            Total
                                                --------         --------        -----------        ------------        ---------



Balance at inception, August 19, 1999                 -          $    -            $      -          $       -                 -


Issuance of common stock                         20,000              20                   -                  -                 20


Net Loss                                              -                -                  -            (84,021)           (84,021)
                                                 -------           ------           -------           ---------          --------


Balance at December 31, 1999                     20,000               20                  -            (84,021)           (84,001)


Net loss                                              -                -                  -           (230,879)           (230,879)
                                                 -------           ------           -------           ---------         ------------


Balance at December 31, 2000                     20,000               20                  -           (314,900)           (314,880)


Net loss                                              -                -                  -           (494,816)           (494,816)
                                                 -------           ------           -------          ----------         ------------


Balance at December 31, 2001                     20,000               20                  -           (809,716)           (809,696)


Net loss                                              -                -                  -           (384,590)           (384,590)
                                                 -------           ------           -------          -----------        ------------


Balance at December 31, 2002                     20,000               20                  -          (1,194,306)         (1,194,286)


Reclassification of debt to equity               43,000               43          1,581,940                  -            1,581,983


Net loss                                              -                -                  -            (736,364)           (736,364)
                                                 -------           ------         ---------          -----------        ------------

                                                                 $    63
Balance at December 31, 2003                     63,000                         $ 1,581,940        $ (1,930,670)        $  (348,667)
                                                 =======           ======        ==========         ============        ============


The accompanying notes are an integral part of these financial statements

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                                                                   August 19, 1999
                                                          For the Years Ended December 31,            (Date of
                                                                                                    Inception) to
                                                               2003                2002           December 31, 2003
                                                               ----                ----           -----------------


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                   $  (736,364)     $   (384,590)         (1,930,670)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
      Depreciation expense                                         6,220             5,359              31,142
      Impairment of loan receivable
                                                                       -                 -             130,000
      Changes in operating assets and liabilities:
       Increase in prepaid expenses
                                                                  (4,408)                -              (4,388)
       Increase in other assets
                                                                 (19,920)                -             (19,920)
       Increase in accounts payable
         and accrued liabilities
                                                                  11,307                 -              20,561
       Increase in interest payable to affiliates
                                                                  71,095            72,447             214,589
                                                                 -------           -------             -------
    Total adjustments
                                                                  64,294            77,806             371,984

    Net cash used in operating activities
                                                                (672,070)         (306,784)         (1,558,686)
                                                                ---------         ---------         -----------
CASH FLOWS FROM INVESTING  ACTIVITIES
    Purchase of property and equipment
                                                                  (3,497)           (2,365)           (39,311)
    Loan receivable                                                    -                 -           (130,000)
                                                               ----------         ---------          ---------

    Net cash used by investing activities                         (3,497)           (2,365)          (169,311)
                                                               ----------         ---------          ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from notes payable to affiliates
                                                                 687,000           305,500          1,792,600
    Principal payments on notes payable to affiliates          ----------         ---------         ----------
                                                                       -                 -            (50,000)
                                                               ----------         ---------         ----------

    Net cash provided by financing activities                     687,000           305,500          1,742,600
                                                               ----------         ---------         ----------

    Net increase (decrease) in cash and cash equivalents           11,433            (3,649)            14,603


CASH AND CASH EQUIVALENT AT BEGINING OF YEAR                   $    3,170          $  6,819          $       -
                                                              -----------         ---------         ----------

CASH AND CASH EQUIVALENT AT END OF YEAR                        $   14,603          $  3,170          $  14,603
                                                              ===========         =========         ==========


The accompanying notes are an integral part of these financial statements

1.     NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business
Skreem Entertainment Corporation (the "Company") is a development stage company that was incorporated in Nevada on August 19, 1999. The Company was formed to promote, finance and manage artists and projects in the music industry.

Basis of presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Cash and cash equivalents
Cash and cash equivalents consist of cash on hand and on deposit at a major financial institution. The Company considers highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.

Advances to Artists
The Company advances monies to artists upon the artist signing the "Exclusive Recording Artist Agreement." An advance paid to an artist shall be reported as an asset if the past performance and current popularity of the artist to whom the advance is made provide a sound basis for estimating that the amount of the advance will be recoverable from future royalties to be earned by the artist. Any portion of advances that subsequently appear not to be fully recoverable from future royalties to be earned by the artist shall be charged to expense during the period in which the loss becomes evident.

Property and equipment
Property and equipment are stated at cost. Provisions for depreciation are computed using the double-declining method based on the estimated useful lives of the assets, generally five to seven years. Expenditures that increase the value or extend the life of the asset are capitalized, while cost of maintenance and repairs are expensed as incurred. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the improvement or the term of the lease. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized.

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets," the Company examines the possibility of decrease in value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Record masters
A record master borne by the Company is reported as a cost of production when the past performance and current popularity of the artist does not provide a sound basis for estimating that the cost will be recovered from future sales.

Operating expenses
Operating expenses include music production costs, artist compensation costs, and other operating expenses. The Company enters into production, promotion and related consulting agreements in the ordinary course of business.

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
Continued

Use of estimates
The preparation of financial statements in conformity with general accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes
From inception of the Company through August 31, 2003, the Company's sole shareholder has elected to be taxed under Subchapter S of the Internal Revenue Code. As a result, corporate income or loss passes through to the shareholder and therefore, no provision for federal or state income taxes is recorded by the Company. On August 31, 2003, the Company converted certain debt and accrued interest owed to affiliates to equity. The affiliates were a corporation and a partnership which made the Company ineligible to be taxed under subchapter S of the Internal Revenue Code. Subsequent to August 31, 2003, the Company accounts for income tax using Statements of Financial Accounting (SFAS) No. 109 "Accounting for Income Taxes."

Recent accounting pronouncements
In January 2003, and as revised in December 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No.46 ("FIN 46") "Consolidation of Variable Interest Entities." Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interest. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. Certain provisions of FIN 46 were deferred until the period ending after March 15, 2004. The adoption of FIN 46 for provisions effective during 2003 did not have a material impact on the Company's financial position, cash flows or results of operations.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"), which amends SFAS 133 for certain decisions made by the FASB Derivatives Implementation Group, In Particular, SFAS 149: (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, (2) clarifies when a derivative contains a financing component, (3) amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," and (4) amends certain other existing pronouncements. This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. In addition, most provisions of SFAS 149 are to be applied prospectively. The adoption of SFAS 149 did not have a material impact on the Company's financial position, cash flows or results of operations.

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
Continued

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150"). SFAS 150 changes the accounting for certain financial instruments that under previous guidance issuers could account for as equity. It requires that those instruments be classified as liabilities in balance sheets. The guidance in SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and otherwise is effective on July 1, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial position, cash flows or results of operations.

Going Concern
The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company sustained losses of $736,364 and $384,590 at December 31, 2003 and December 31, 2002, respectively. The Company had an accumulated deficit of $1,930,670 at December 31, 2003. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company is highly dependent on its ability to continue to obtain investment capital from an affiliate in order to fund the current and planned operating levels. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to continue receiving investment capital from an affiliate to complete promotion of the Company's artists, continue production of music and achieve a level of success that will enable it to sustain its operations. No assurance can be given that the Company will be successful in these efforts.


2.     PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following at December 31, 2003 and 2002:

                                      2003            2002
                                     ------          -------

    Furniture                      $ 18,161       $ 18,161
    Music equipment                  17,164         13,665
                                    --------       --------
                                     35,325         31,826
    Less: accumulated depreciation  (27,157)       (20,935)
                                   $  8,168       $ 10,891
                                    ========       =========


Depreciation expense was $6,220 and $5,359 for the years ended December 31, 2003 and 2002, respectively.


3.     DEPOSITS

At December 31, 2003, the Company had deposits of $15,366 for the rental of a vehicle and $4,554 for the rental of housing for the Artists and Manager of "3rd Wish" .

4.     INCOME TAXES

From inception of the Company through August 31, 2003, the Company's sole shareholder has elected to be taxed under Subchapter S of the Internal Revenue Code. As a result, corporate income or loss passes through to the shareholder and therefore, no provision for federal or state income taxes is recorded by the Company. On August 31, 2003, the Company converted certain debt and accrued interest owed to affiliate to equity. The affiliates were a corporation and a partnership which made the Company ineligible to be taxed under subchapter S of the Internal Revenue Code. Subsequent to August 31, 2003, the Company accounts for income tax using Statements of Financial Accounting (SFAS) No. 109 "Accounting for Income Taxes."

The following table sets forth a reconciliation of federal income tax for the year ended December 31, 2003:

                                                            2003
                                                           ------
             Pro-rata loss before income taxes          $ (245,455)

             Income tax benefit computed at statuatory
              rates                                        (83,455)
             Valuation allowance                            83,210
             Permanent differences, nondeductible
             expenses                                          245
                                                         ----------
             Tax benefit                                $        -
                                                         ==========

As of December 31, 2003, the Company has net operating loss carryforwards of approximately $244,734. The carryforwards begin to expire in the year 2023. The Company's net operating loss carry forwards may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in section 382 of the Internal Revenue Code. The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as a deferred tax asset and liability.

Significant components of the deferred tax assets are set out below along with a valuation allowance to reduce the net deferred tax asset to zero. In order to comply with generally accepted accounting principles, management has decided to establish the valuation allowance because of the potential that the tax benefits underlying deferred tax asset may not be realized. Significant components of the Company's deferred tax asset at December 31, 2003 are as follows:

4.     INCOME TAXES -


Deferred tax assets:                            2003
                                               -------

Net operating loss carry forwards             $(83,210)
Less: valuation allowance                       83,210
                                               --------
Net deferred tax assets                       $      -
                                               ========

5.     NOTES PAYABLE TO AFFILIATES

Notes payable to affiliates consist of the following:

                                                                         2003             2002
                                                                    -------------    -------------

         Notes payable upon demand to Martin Consultants, Inc.,
             secured by the assets of the
             Company, interest at 8%                                $   369,000    $   1,005,600

         Note payable upon demand to JT Investments, Ltd.,
             unsecured, interest at 10%                                       -           50,000
                                                                    -------------    -------------

                                                                    $   369,000    $   1,055,600
                                                                    =============    =============


The Company's Board of Directors held a meeting on August 30, 2003 and unanimously approved a proposal received from Martin Consultants, Inc. and JT Investments, Ltd., affiliates of the Company, to convert the debt and accrued interest owed by the Company to equity. The affiliates are owned by the sole shareholder of the Company. The notes payable and related accrued interest of $1,373,600 and $208,383, respectively were reclassified to equity on August 31, 2003 and Martin Consultants, Inc. was issued 43,000 shares of common stock.


6.     RELATED PARTY TRANSACTIONS

     Accounts payable due to an affiliate consisted of $9,254 for health insurance as of December 31, 2003 and 2002. Additionally, notes payable due to affiliates as of December 31, 2003 and 2002 are presented at Note 5.

The Company promotes an artist who is the son of the Company's sole shareholder. Total advances to the son are $121,090 and $32,599 as of December 31, 2003 and 2002, respectively.



7.     OPERATING LEASES

The Company leases a vehicle and housing for the Artists and Manager of "3rd Wish" in Germany. Total rent expense was $42,637 for the year ended December 31, 2003. There was no rent expense for the year ended December 31, 2002.

Future minimum noncancelable lease payments for years ending December 31, 2003 are as follows:

                2004                    $ 66,683
                2005                      17,516
                                         --------
                                        $ 84,199
                                         ========

8.     NU-SOL AGREEMENT AND IMPAIRMENT

During May 2000, the Company entered into a financing agreement with Nu-Sol Productions, Inc. (NU-SOL). The purpose of the agreement shall be for NU-SOL to produce, manufacture, market, and commercially exploit the first LP by Precious Francis "Precious" entitled "Big Girls Don't Cry" and singles derived therefrom (the Property) and the Company funding the costs and expenses of $130,000 with respect to the production, manufacturing, marketing, and exploitation of the Property. All net revenues shall be distributed first to the Company until the Company recoups 100% of the $130,000 advanced plus an additional $39,000, and thereafter 30% of all net revenues derived. The Company had originally recorded the advance to NU-SOL as a loan receivable and during 2001, the Company deemed the amount advanced uncollectible and recorded an impairment charge.


9.     COMMITMENTS

On July 26, 2002, the Company entered into a Music Publishing Agreement, a Personal Management Agreement and an Exclusive Artist Recording Agreement with the Artists of "3rd Wish."

Additionally, on July 14, 2003, the Company entered into an Exclusive Artist Recording Agreement with Precious Dawn Francis.


10.    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

No cash was paid during the year ended December 31, 2003 and 2002 for interest or income taxes.

Non-cash financing transactions:

       A reclassification of notes payable and accrued interest to equity of $1,581,983 was approved by the Board of Directors during 2003 and is presented at Note 5.
11.    CONCENTRATIONS OF RISK

The Company is economically dependent on an affiliate owned by the Company's sole shareholder.

The Company is dependent on the success of the Artists. The talent would be difficult to replace.


12.    SUBSEQUENT EVENTS

Exchange Agreement
During January 2004, the Board of Directors agreed to merge the Company with Stanford Capital Corporation ("Stanford") a publicly held corporation organized under the laws of the State of Delaware. Management under the constituent corporations have determined that it is in the best interest of the parties that Stanford acquire 100% of the issued and outstanding securities of the Company in exchange for the issuance of certain shares of Stanford. Stanford agrees to take the name of the Company.

Private Placement Memorandum
The Company has offered a Private Placement Memorandum ("PPM") which offers for sale a maximum of 3,000,000 and a minimum of 1,000,000 shares of its common stock, $.001 par value at $.50 per share ("the Offering"). The shares are offered on a "best efforts" basis. The Offering will be made in reliance upon an exemption from registration under the federal securities laws provided by Regulation D as promulgated by the United States Securities and Exchange Commission ("SEC"). The Offering will terminate upon the earlier of (i) the sale of the 3,000,000 shares or (ii) May 31, 2004 unless extended by the Company for sixty days. The Company has issued 507,656 shares with proceeds of $253,828 through June 15, 2004.

Distribution and Service Agreement
During May 2004, the Company entered into a 5.5 year Distribution and Service Agreement with Cheyenne Records GmbH (Cheyenne). The agreement grants Cheyenne certain exclusive rights to distribute and sell recordings. In addition, Cheyenne will perform certain services in accordance with the agreement.

Music Video Production Agreement
During May 2004, the Company entered into a Music Video Production Agreement with 1171 Production Group (Production Company). Production Company will produce a music video embodying the performance by "3rd Wish". In consideration for services rendered by Production Company, the Company agrees to pay $100,000 upon the terms and conditions set forth in the agreement. In connection with the music video, the Company has agreed to pay $40,000 to a third party for the performance of "Baby Bash" in the music video.

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                                  BALANCE SHEET
                           MARCH 31, 2004 (UNAUDITED)

                                     ASSETS



CURRENT ASSETS
  Cash and cash equivalents                                       $  4,984
                                                                   --------
  Total current assets                                               4,984
                                                                   --------
PROPERTY AND EQUIPMENT, net                                          6,895

DEPOSITS                                                            19,921
                                                                   --------
TOTAL ASSETS                                                      $ 31,800
                                                                   ========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable and accrued liabilities                        $ 42,954
  Accrued interest payable to affiliates                            15,658
  Notes payable to affiliates                                      525,592
                                                                  --------

   Total current liabilities                                       584,204
                                                                  --------


SHAREHOLDERS' DEFICIT
  Preferred stock, par value $0.001, 5,000,000
    shares authorized, no shares issued and outstanding
                                                                         -
  Common stock, par value $0.001, 50,000,000
    shares authorized, 63,000 shares issued
    and outstanding                                                     63
  Paid-in capital                                                1,581,940
  Deficit accumulated during the development stage              (2,134,407)
                                                                -----------

  Total shareholders' deficit                                     (552,404)
                                                                ----------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                       $ 31,800
                                                                ==========

                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                      STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                        August 19, 1999
                                                                                      (Date of Inception)
                                               Three Months Ended March 31                     to
                                               ---------------------------
                                               2004                  2003                Mar. 31, 2004
                                               ----                  ----                -------------



REVENUES                                      $    -             $   200                $   2,926

EXPENSES
  Operating expenses
                                             (144,179)            (83,653)             (1,094,639)
  General and administrative
expenses                                      (31,290)             (4,304)               (276,386)
  Salaries and benefits
                                              (18,815)            (27,882)               (407,319)
  Impairment of loan receivable
                                             ---------           ----------
                                                    -                   -                (130,000)
                                             ---------           ----------
  Loss from operations
                                             (194,284)            (115,639)            (1,905,418)
OTHER INCOME (EXPENSE)
  Interest expense                           ---------           ----------            ----------
                                               (9,453)             (22,746)              (228,989)
                                             ---------           ----------            ----------
NET LOSS                                   $ (203,737)          $ (138,385)          $ (2,134,407)
                                             =========          ===========           ===========


                        SKREEM ENTERTAINMENT CORPORATION
                          (A Development Stage Company)
                      STATEMENTS OF CASH FLOWS (UNAUDITED)




                                                                                                                August 19, 1999
                                                                     Three Months Ended March 31,               (Date of
                                                                                                                Inception) to
                                                                       2004                   2003              March 31, 2004
                                                                       ----                   ----              --------------


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                      $   (203,737)         $   (138,385)            $ (2,134,407)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
      Depreciation expense                                             1,273                 1,343                   32,415
      Impairment of loan receivable                                        -                     -                  130,000
      Changes in operating assets and liabilities:
        Decrease in prepaid expenses                                   4,408                     -                       20
        Increase in other assets                                           -                     -                  (19,920)
        Increase in accounts payable
          and accrued liabilities                                     22,393                     -                   42,954
        Increase in interest payable to affiliates                     9,453                22,746                  224,042
                                                                  -----------            ----------               ----------
    Total adjustments
                                                                      37,527                24,089                  409,511

    Net cash used in operating activities                           (166,210)             (114,296)              (1,724,896)

CASH FLOWS FROM INVESTING  ACTIVITIES
        Purchase of property and equipment
                                                                           -                (1,940)                 (39,311)
        Loan receivable                                                    -                     -                 (130,000)
                                                                  -----------           -----------              ------------
        Net cash used by investing activities
                                                                           -                (1,940)                 (169,311)
                                                                  -----------           -----------              ------------

CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds from notes payable to affiliates                    156,591                115,000                1,949,191
        Principal payments on notes payable to affiliates                  -                      -                  (50,000)
                                                                   ----------            -----------              -----------

        Net cash provided by financing activities                    156,591                115,000                1,899,191
                                                                   ----------            -----------              ------------
    Net increase (decrease) in cash and cash equivalents              (9,619)                (1,236)                   4,984


CASH AND CASH EQUIVALENT AT BEGINING OF PERIOD                 $      14,603                   3,170                      -
                                                                  -----------            -----------              ============


CASH AND CASH EQUIVALENT AT END OF PERIOD                      $       4,984                   1,934                  4,984
                                                                  ===========            ===========              ============

          NOTE 1. - BASIS OF PRESENTATION

          The accompanying unaudited financial statements of Skreem Entertainment Corporation have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10QSB and Item 310(b) of Regulation S-B. They do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation, have been included in the accompanying unaudited financial statements. Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full year.

          These financial statements should be read in conjunction with the financial statements and footnotes, which are included as part of financial statements for the years ended December 31, 2003 and 2002.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION


The following unaudited pro forma condensed combined financial statements give effect to the acquisition of all issued and outstanding shares of Skreem Entertainment Corporation (Skreem) by Stanford Capital Corporation (Stanford). The following unaudited pro forma condensed combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements of Skreem which are included elsewhere in this document.

The unaudited pro forma condensed combined financial statements are provided for information purposes only and does not purport to represent what the combined financial position and results of operations would have been had the merger in fact occurred on the dates indicated. The following unaudited pro forma combined balance sheet represents the combined financial position of Stanford and Skreem as of March 31, 2004, assuming that the merger occurred on March 31, 2004. The unaudited pro forma combined statements of operations give effect to the proposed merger of Stanford and Skreem by combining the results of operations for the year ended December 31, 2003 and the three month period ended March 31, 2004, assuming the merger occurred in the earliest period. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

                        STANFORD CAPITAL CORPORATION AND
                        SKREEM ENTERTAINMENT CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2004


                                        STANFORD             SKREEM
                                        CAPITAL           ENTERTAINMENT
                                      CORPORATION         CORPORATION         PRO FORMA
                                      (Unaudited)         (Unaudited)        ADJUSTMENTS       PRO FORMA
                                     ---------------     ---------------    ------------    ---------------------



Revenue                                  $      -          $      -                    -      $         -



Operating expenses                              -           (144,179)                  -         (144,179)

General and administrative expenses             -            (59,558)                  -          (59,558)
                                     -------------     ---------------    ---------------    --------------

Net loss                                 $      -        $  (203,737)           $      -      $  (203,737)
                                     =============     ===============    ===============    ==============

Net loss per common share

Basic and diluted
  Net loss per share                     $      -         $    (3.23)                         $     (0.01)
                                     =============     ===============                       ================

  Weighted average number of common
  shares outstanding
  Basic                                 3,996,925              63,000                           25,996,925



Notes to Pro Forma Financial Statements

1. Adjustment to record changes for stock issued and recapitalize Stanford Capital Corporation with the capital structure of Skreem Entertainment Corporation.

                        STANFORD CAPITAL CORPORATION AND
                        SKREEM ENTERTAINMENT CORPORATION
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 2004


                                                 STANFORD                  SKREEM
                                                 CAPITAL                 ENTERTAINMENT
                                               CORPORATION               CORPORATION            PRO FORMA
                                               (Unaudited)                (Unaudited)           ADJUSTMENTS            PRO FORMA
                                             --------------------    ---------------------     ---------------     ----------------


ASSETS

CURRENT ASSETS
   Cash                                               $        -              $     4,984           $       -            $   4,984
                                             --------------------    ---------------------     ---------------     ----------------
       Total current assets                                                                                                  4,984
                                                               -                    4,984                   -

   Property and equipment, net                                 -                    6,895                   -                6,895

   Deposits                                                    -                   19,921                   -               19,921
                                             --------------------    ---------------------     ---------------     ----------------

TOTAL ASSETS                                          $        -              $    31,800           $       -            $  31,800
                                             ====================    =====================     ===============     ================


LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued liabilities           $        -              $    42,954           $       -            $  42,954

   Interest payable to affiliates                              -                   15,658                   -               15,658

   Notes payable to affiliates                                 -                  525,592                   -              525,592
                                             --------------------    ---------------------     ---------------     ----------------
       Total current liabilities                                                  584,204                                  584,204
                                                               -                                            -


TOTAL LIABILITIES                                              -                  584,204                   -              584,204


Shareholders' deficit

   Common stock                                            3,997                       63              21,937   1           25,997

   Paid-in capital                                        50,726                1,581,940            (76,660)   1        1,556,006

   Deficit accumulated in development stage             (54,723)              (2,134,407)              54,723   1      (2,134,407)
                                             --------------------    ---------------------     ---------------     ----------------


   Total shareholders' deficit                                 -                (552,404)                   -            (552,404)
                                             --------------------    ---------------------     ---------------     ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT           $        -              $    31,800           $       -            $  31,800
                                             ====================    =====================     ===============     ================



Notes to Pro Forma Financial Statements

1. Adjustment to record changes for stock issued and recapitalize Stanford Capital Corporation with the capital structure of Skreem Entertainment Corporation.

                        STANFORD CAPITAL CORPORATION AND
                        SKREEM ENTERTAINMENT CORPORATION
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                STANFORD                SKREEM
                                                CAPITAL              ENTERTAINMENT
                                              CORPORATION             CORPORATION        PRO FORMA
                                               (Unaudited)            (Audited)         ADJUSTMENTS              PRO FORMA
                                         -------------------     ------------------    -----------------    ---------------------


                                          $          -                   $   376           $     -             $        376
Revenue


Operating expenses                                  -                    (470,331)               -                 (470,331)

General and administrative expenses            (2,275)                   (266,409)               -                 (268,684)
                                         -------------------     ------------------    -----------------    ---------------------


                                         $     (2,275)               $   (736,364)      $        -
Net loss                                                                                                         $ (738,639)
                                         ===================     ==================    =================    =====================


Income (loss) per common share

Basic and diluted
                                          $    (0.00)                     (11.69)                                 $   (0.03)
  Net loss per share
                                         ===================     ==================                         =====================

Weighted average number of common
  shares outstanding
  Basic                                     3,996,925                     63,000                                   25,996,925



Notes to Pro Forma Financial Statements

1. Adjustment to record changes for stock issued and recapitalize Stanford Capital Corporation with the capital structure of Skreem Entertainment Corporation.

b) Exhibits

2.1      *  Termination Agreement - terminating the acquisition of Stanford
            Capital International Ltd.

2.2      *  Exchange Agreement for the acquisition of Skreem Entertainment
            Corporation

3.1      *  Certification of Amendment to the Certificate of Incorporation
            changing the Company's name to Skreem Entertainment Corporation and reverse splitting the shares on a (1) one for (5) five basis.

*  Previously filed.

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SKREEM ENTERTAINMENT CORPORATION

     July 22, 2004                     /s/ Karen Pollino
                                       -------------------------
                                       Karen Pollino
                                       Secretary

                                       21